SUPPLEMENT TO THE

FIDELITY® U.S. GOVERNMENT RESERVES AND
FIDELITY CASH RESERVES

Funds of Fidelity Phillips Street Trust

January 29, 2004

STATEMENT OF ADDITIONAL INFORMATION

The following information supplements the information found under Cash Reserve's "Concentration" fundamental investment limitation in the "Investment Policies and Limitations" section beginning on page 2.

For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) deems the financial services industry to include the group of industries within the financial services sector.

The "Margin Purchases" header has been removed from the "Investment Policies and Limitations" section on page 3.

Effective May 7, 2004, the following information replaces similar information found under the heading "Custodians" in the "Description of the Trust" section on page 29.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of U.S. Government Reserves. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Cash Reserves. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Cash Reserves in connection with repurchase agreement transactions. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets of U.S. Government Reserves in connection with repurchase agreement transactions.

CAS/FUSB-04-03 June 17, 2004
1.475755.114

Effective March 1, 2004, Ms. Dwyer no longer serves as President and Treasurer of U.S. Government Reserves and Cash Reserves. The following information has been removed from the "Trustees and Officers" section beginning on page 9.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

<r>President and Treasurer of U.S. Government Reserves and Cash Reserves. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.</r>

Effective March 5, 2004, Ms. Reynolds serves as President, Treasurer, and Anti-Money Laundering (AML) officer of U.S. Government Reserves and Cash Reserves. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 9.

Christine Reynolds (45)

Year of Election or Appointment: 2004

<r>President, Treasurer, and Anti-Money Laundering (AML) officer of U.S. Government Reserves and Cash Reserves. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.</r>

Effective March 18, 2004, Ms. Monasterio serves as Deputy Treasurer of U.S. Government Reserves and Cash Reserves. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 9.

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

<r>Deputy Treasurer of U.S. Government Reserves and Cash Reserves. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).</r>

Effective April 15, 2004, Mr. Lydecker serves as Assistant Treasurer of U.S. Government Reserves and Cash Reserves. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 9.

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

<r>Assistant Treasurer of U.S. Government Reserves and Cash Reserves. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.</r>

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trust" section on page 29.

The Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.